UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2007

Gilead Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-574-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Amendment to the Gilead Sciences, Inc. 2004 Equity Incentive Plan

On October 22, 2007, the Board of Directors (the Board) of Gilead Sciences, Inc. (the Company) amended and restated the terms and provisions of the Company’s 2004 Equity Incentive Plan (the Restated 2004 Plan) under which shares of the Company’s common stock may be issued to the Company’s executive officers, employees and the non-employee members of the Board. The Restated 2004 Plan effects the following principal changes: (i) expands the list of performance criteria to which the vesting of one or more awards may be tied, (ii) clarifies the impact that leaves of absence may have upon the vesting and termination of awards, (iii) clarifies the events that would constitute a change in control under the Restated 2004 Plan and enhances the authority of the plan administrator to structure awards that may vest in whole or in part in connection with a change in control event, (iv) effects revisions to comply with the applicable requirements of Internal Revenue Code Section 409A (Section 409A), and (v) effects a series of technical revisions in order to facilitate administration and provide additional flexibility in structuring awards under the Restated 2004 Plan.

Amendment to the Gilead Sciences, Inc. 2005 Deferred Compensation Plan

On October 22, 2007, the Board amended and restated the terms and provisions of the Company’s 2005 Deferred Compensation Plan (the Restated 2005 Plan) under which the Company’s executive officers, other management personnel and the non-employee members of the Board may defer a portion of their compensation each year. The principal purpose of the Restated 2005 Plan is to bring the provisions of the plan document into compliance with Section 409A and the final Section 409A regulations.

Amendment to the Corporate Bonus Plan

On October 22, 2007, the Compensation Committee of the Board approved an amendment to the Company’s Corporate Bonus Plan effective on January 1, 2008, under which the target 2008 bonus award payable under the Corporate Bonus Plan for senior vice presidents will be increased from 40% of annual base salary to 45% of annual base salary. The target 2008 bonus award for the Chief Executive Officer and executive vice presidents of the Company will remain the same at 110% of base salary and 60% of base salary, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilead Sciences, Inc.

October 26, 2007	By:	/s/ John F. Milligan, Ph.D.

Name: John F. Milligan, Ph.D.
Title: Chief Operating Officer and Chief Financial Officer